Exhibit 99.4

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of March, 2006, by and between LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation ("LBH" or "Seller"), and WELLS FARGO BANK, N.A., a national banking association (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation ("Aurora" or "Master Servicer") and CITIBANK, N.A., a national banking association, solely in its capacity as trustee under the Trust Agreement defined below (the "Trustee"), recites and provides as follows:

                                    RECITALS

      WHEREAS, Lehman Brothers Bank, FSB ("LBB") acquired certain conventional, residential, fixed rate, first lien mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

      WHEREAS, the Seller has conveyed certain Mortgage Loans (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of March 1, 2006 (the "Trust Agreement"), attached as Exhibit B-1 hereto, among the Trustee, the Master Servicer and SASCO, as depositor (the "Depositor").

      WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to two (2) agreements, Seller's Warranties and Servicing Agreements, in each case by and between LBB, as purchaser, and the Servicer, as seller and servicer, dated as of July 1, 2005 and November 1, 2005, and annexed hereto as Exhibit C-1, and from now forward serviced under that Seller's Warranties and Servicing Agreement between LBB, as purchaser, and the Servicer, as seller and servicer, dated as of January 1, 2006 (the "SWSA"), and annexed hereto as Exhibit C-2.

      WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of March 1, 2006 (the "Assignment and Assumption Agreement"), and annexed hereto as Exhibit B-2, LBB has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the SWSA to LBH, and LBH has accepted such assignment.

      WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, pursuant to the SWSA, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

      WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, N.A. will act as custodian (the "Custodian") of the Servicing Files for the Trustee pursuant to the Custodial Agreement, dated as of March 1, 2006, between the Custodian and the Trustee.

      3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      The Servicer additionally agrees that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the "Fair Credit Reporting Act") and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

      4. Trust Cut-off Date. The parties hereto acknowledge that by operation of
Section 4.05 and Section 5.01 of the SWSA, the remittance on April 18, 2006, to the Trust Fund is to include principal due after March 1, 2006 (the "Trust Cut-off Date"), plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

      5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2006-3H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the

Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any obligations of the Seller under the SWSA; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the SWSA, which the Servicer hereby restates as of the Closing Date) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

      7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive, 3rd Floor
                  Englewood, Colorado 80112
                  Attn:  Jerald W. Dreyer, Master Servicing,
                  Telephone: (720) 945-3422
                  Facsimile: (720) 945-3123
                  SASCO 2006-3H

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, National Association
                  New York, New York
                  ABA#: 021-000-021
                  Account Name:  Aurora Loan Services LLC,
                                 Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services LLC


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

                  For further credit to: SASCO 2006-3H

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Citibank, N.A.
                  388 Greenwich Street, 14th Floor
                  New York, New York 10013
                  Attention: Citibank Agency and Trust (SASCO 2006-3H)
                  Telephone: (212) 816-5827
                  Facsimile: (212) 816-5527

      All written information required to be delivered to the Seller hereunder shall be delivered to LBH at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 6th Floor
                  New York, New York 10019
                  Attention:  Contract Finance - SASCO 2006-3H
                  Telephone: (212) 884-6292
                  Facsimile: (212) 884-6450

      All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

      8. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of LBB under the SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund under the Trust Agreement. The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.10 of the SWSA and will constitute a valid assignment and assumption of the rights and obligations of LBB under the SWSA to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund's REMIC election.

      9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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

      10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

      11. Reconstitution. The Seller and the Servicer agree that this Agreement is a reconstituted agreement executed in connection with a "Securitization Transaction," and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.

                               [Signatures follow]

      Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller

                                        By:               /S/
                                            ---------------------------------
                                            Name: Ellen Kiernan
                                            Title:  Authorized Signatory

                                        WELLS FARGO BANK, N.A.,
                                          as Servicer

                                          By:             /S/
                                              -------------------------------
                                          Name:
                                          Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
  as Master Servicer

By:               /S/
    -------------------------------
    Name:  Jerald W. Dreyer
    Title: Vice President

CITIBANK, N.A.
  as Trustee and not individually


By:               /S/
    -------------------------------
    Name:
    Title:

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers, Securitization Transactions and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Accepted Servicing Practices" in Article I is hereby amended to read as follows:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

3. The definition of "Custodial Agreement" in Article I is hereby amended to read as follows:

            Custodial Agreement: Each custodial agreement relating to custody of certain of the Mortgage Loans, each between a Custodian and the Trustee and each acknowledged by the Master Servicer, the Seller, the Servicer and the Depositor, each dated as of March 1, 2006.

4. The definition of "Custodian" in Article I is hereby amended to read as follows:

            Custodian: means Wells Fargo Bank, N.A. and any of its successors and assigns.

5. The definition of "Determination Date" in Article I is hereby amended to read as follows:

            Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

6. A new definition of "Document Transfer Event" is hereby added to Article I immediately following the definition of "Determination Date" to read as follows:

            Document Transfer Event: The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than

            "BBB-" by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

7. The definition of "First Remittance Date" in Article I is hereby deleted in its entirety.

8. New definition of "MERS Eligible Mortgage Loan" is hereby added to Article I immediately following the definition of "MERS" to read as follows:

            MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

9. The definition of "Mortgage Interest Rate" in Article I is hereby amended by adding the phrase "net of any Relief Act Reduction" to the end of such definition.

10. New definitions of "Non-MERS Eligible Mortgage Loan" and "Non-MERS Mortgage Loans" are hereby added to Article I immediately following the definition of "Non-Assigned Letter of Credit" to read as follows:

            Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

            Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

11. New definitions of "Prepayment Charge," "Prepayment Charge Schedule" and "Prepayment Interest Shortfall Amount" are added to Article I to immediately precede the definition of "Prime Rate" and to read as follows:

            Prepayment Charge: means with respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

            Prepayment Charge Schedule: means a data field in the Schedule of Mortgage Loans attached as Schedule I hereto which indicates the amount and method of calculation of the Prepayment Charge and the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

            Prepayment Interest Shortfall Amount: means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Qualified Depository" is hereby amended to read as follows:

            Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, but no more than 365 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.

13. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

            Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

14. A new definition of "Relief Act Reduction" is hereby added to Article I immediately following the definition of "Regulation AB" to read as follows:

            Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

15. A new definition of "Servicer Prepayment Charge Payment Amount" is added to Article I immediately after the definition of "Servicer" to read as follows:

            Servicer Prepayment Charge Payment Amount: Any amount paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.

16. Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files; Maintenance of Retained Mortgage File and Servicing Files) is hereby amended as follows:

            (i) by deleting the first paragraph thereof and replacing the word "Purchaser" with the words "Trustee and the Trust Fund" in each instance; and

            (ii) by adding the following after the word "Purchaser" in the fifteenth line of the second paragraph:

            or within 60 days of the occurrence of a Document Transfer Event

17. Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

      (i) by replacing the reference to "Purchaser" in the first paragraph and the second sentence of the second paragraph of such section with "Trustee and the Trust Fund;" and

      (ii) by adding the following paragraph as the last paragraph of such section:

            Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor's expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

18. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

19. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

20. The first paragraph of Section 3.01 (Company Representations and Warranties) is hereby amended by replacing the words "to the Purchaser" with "to the Trust Fund, the Master Servicer, the Depositor and the Trustee."

21. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser."

22. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

23. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans."

24.   Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
      Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

25. A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                  It is understood and agreed that the representations and
            warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Depositor, the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Depositor, Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee (if and to the extent required under the Trust Agreement). Such assignment shall be made in accordance with Section 12.01.

                  In addition, the Servicer shall indemnify (from its own funds)
            the Depositor, the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Depositor, the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer relating to or
            arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Depositor, the Trustee or the Master Servicer for compliance with this Agreement.

26. Section 4.01 (Company to Act as Servicer) is hereby amended by replacing the second paragraph of such section with the following:

                  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section
            5.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

27. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

            (i) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following:
      "in trust for SASCO 2006-3H Trust Fund and various Mortgagors".

            (ii) by amending clause (viii) to read as follows:

                  (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer's own funds without any right to reimbursement therefor;

28. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

            (i) by replacing the last five lines of clause (ii) with the following:

            the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund; and

            (ii)  by amending clause (v) thereof by adding the words "Section
            4.01 and" before the reference to Section 8.01.

29. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words "Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

            in trust for the SASCO 2006-3H Trust Fund and various Mortgagors.

30. Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word "and" at the end of clause (vii), replacing the period at the end of clause (viii) with "; and" and adding a new clause
      (ix) to read as follows:

            (ix) to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

31.   Section 4.09 (Protection of Accounts) is hereby amended as follows:

            (i) by replacing the words "the Purchaser" with "the Master Servicer" in each instance; and

            (ii) by adding the following sentence as the last sentence of such section:

                  The Company shall give notice to the Master Servicer of any transfer of the Custodial Account, the Subsidy Account or the Escrow Account to a different Qualified Depository no later than 30 days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in the form of

            Exhibit F or Exhibit G, as applicable, with respect to such Qualified Depository.

32. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service ( and provided a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO
            Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

            (iii) deleting the first sentence of the third paragraph thereto;

            (iv) replacing the word "sentence" with "paragraph", in the seventh line of the third paragraph thereto;

            (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances," and

            (vi) by adding the following to the end of such Section:

            Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five
            (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

33.   Section 5.01 (Remittances) is hereby amended as follows:

            (i)   by adding the following after the second paragraph of such
                  Section:

                  All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                        JPMorgan Chase Bank
                        New York, New York
                        ABA #: 021-000-021
                        Account Name: Aurora Loan Services LLC
                                      Master Servicing Payment Clearing Account
                        Account Number: 066-611059
                        Beneficiary: Aurora Loan Services LLC
                        For further credit to: SASCO 2006-3H

            (ii) by replacing the words "second Business Day" in the first and second sentences of the second paragraph of such section with "first Business Day."

34. Section 5.02 (Statements to Purchaser) is hereby amended to read as follows:

            Section 5.02 Statements to Master Servicer.

                  Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

35. Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

            (a) replacing the words "the Purchaser and any Depositor" with "the Master Servicer and the Depositor" in each instance; and

            (b) replacing the words "the Purchaser and such Depositor" with "the Master Servicer and such Depositor" in each instance."

36. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby deleted in its entirety.

37. Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

      I.    Throughout Section 6.06:

            (a) by replacing the words "the Purchaser and any Depositor" with "the Depositor and the Master Servicer" in each instance;

            (b) by replacing the words "the Purchaser and such Depositor" with "the Depositor and such Master Servicer" in each instance;

            (c) by replacing the words "delivered to the Purchaser" with "delivered to the Depositor and the Master Servicer"; and

            (d) by replacing the words "deliver to the Purchaser, any Depositor" with "deliver to the Depositor and the Master Servicer."

      II. In Section 6.06(i), by deleting the final sentence of subsection (i) and replacing it with:

                  "Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall, at a minimum, address each of the Servicing Criteria specified in the form of Exhibit M hereto delivered to the Purchaser at the time of any Securitization Transaction;"

38. Section 8.01 (Indemnification; Third Party Claims) is hereby amended to read as follows:

                  The Servicer shall indemnify Lehman Brothers Bank, FSB, the
            Depositor, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligations to provide any information, report, certification, accountants' letter or other material pursuant to Sections 6.04 and 6.06 hereunder) or for any inaccurate or misleading information provided pursuant to Sections 6.04 and 6.06 hereunder. The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer or the Trustee in connection with such claim. The Servicer shall provide the Trustee (with a copy to the Master Servicer) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee (after consultation with the Master Servicer) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

39. Subsection (c) of Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction) shall be inapplicable to this Agreement.

40. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction) is hereby amended by:

            (a) subsection (e) is hereby amended by (1) changing the reference to "the Purchaser, each affiliate of the Purchaser" to "the Trust Fund, the Master Servicer, the Depositor and the Trustee," (2) deleting the reference to "or the Depositor," and (3) deleting the reference to "and the Depositor"; and

            (b) changing any reference to "Purchaser" to "Master Servicer" in each instance in subsections (d) and (e) and the last four paragraphs of Section 9.01.

41. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction), subsection (d)(i)(D) is hereby restated as follows:

            "d(i)(D) a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Company, each

            Third-Party Originator, each Subservicer and any of the parties listed on Exhibit L hereto."

42. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction), subsection (d)(i)(D) is hereby restated as follows:

            (d)(vi)(A)(7) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party listed on Exhibit L hereto.

43.   Section 10.01 (Events of Default) is hereby amended by:

            (a)   changing any reference to "Purchaser" to "Master Servicer";

            (b) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

            (c) adding the words "within the applicable cure period" after the word "remedied" in the first line of the second paragraph.

44. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

45. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

            (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

            At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

46. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Bank, FSB (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Bank, FSB."

47.   Section 12.01 (Successor to Company) is hereby amended to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust

            Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
            Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and
            3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the
            Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

48. Section 12.02 (Amendment) is hereby amended by replacing the words "by written agreement signed by the Company and the Purchaser" with "by written agreement signed by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer and the Trustee".

49. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

50.   Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

51. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Bank, FSB" in each instance.

52. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to the SWSA to read as follows:

                  Section 12.12 Intended Third Party Beneficiaries.
            Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Trust Fund, the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

53.   Exhibit L (Transaction Parties) is hereby added to the SWSA.

54.   Exhibit H to the SWSA is hereby replaced by Exhibit M attached hereto.

                                   EXHIBIT B-1


                                 Trust Agreement

                                [See Exhibit 4.1]

                                   EXHIBIT B-2

                       Assignment and Assumption Agreement

                             [Intentionally omitted]

                                   EXHIBIT C-1

      Seller's Warranties and Servicing Agreement dated as of July 1, 2005

    Seller's Warranties and Servicing Agreement dated as of November 1, 2005

                                   EXHIBIT C-2

                               [See Exhibit 99.6]

                                   EXHIBIT C-3

                               [See Exhibit 99.6]

                                   Exhibit D-1

                            MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    BLANK IF NOT APPLICABLE                                               Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF


                                     D-1-1

                                   Exhibit D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
Data Field                       Format                                         Data Description
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage                 NUMBER(6,5)                                    The percent of coverage provided by the PMI company
                                                                                in the event of loss on a defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date       DATE(MM/DD/YYYY)                               Actual date that the claim was submitted to the PMI
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date     DATE(MM/DD/YYYY)                               Actual date that the bankruptcy petition is filed
                                                                                with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed     NUMBER(15,2)                                   The amount of the claim that was filed by the
                                                                                servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date            DATE(MM/DD/YYYY)                               Actual date that the Discharge Order is entered in
                                                                                the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date                  DATE(MM/DD/YYYY)                               Actual due date of the next outstanding payment
                                                                                amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete date    DATE(MM/DD/YYYY)                               Actual date that the eviction proceedings are
                                                                                completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date       DATE(MM/DD/YYYY)                               Actual date that the eviction proceedings are
                                                                                commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date          DATE(MM/DD/YYYY)                               Actual date that foreclosure counsel filed the first
                                                                                legal action as defined by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date       DATE(MM/DD/YYYY)                               Actual date that the foreclosure redemption period
                                                                                expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter               VARCHAR2(2)            7= Chapter 7 filed      Chapter of bankruptcy filed.
                                 11=Chapter 11 filed    12=Chapter 12 filed
                                 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------


                                      D-2-1

------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag                  VARCHAR2(2)            Y= Active Bankruptcy    Servicer defined indicator that identifies that
                                 N= No Active Bankruptcy                        the property is an asset in an active bankruptcy
                                                                                case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number           VARCHAR2(15)                                   The court assigned case number of the bankruptcy
                                                                                filed by a party with interest in the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid             NUMBER(15,2)                                   The amount paid to the servicer by the PMI company
                                                                                as a result of submitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received date     DATE(MM/DD/YYYY)                               Actual date that funds were received from the PMI
                                                                                company as a result of transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount              NUMBER(10,2)                                   Current unpaid principal balance of the loan as of
                                                                                the date of reporting to Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled           DATE(MM/DD/YYYY)                               Date that the foreclosure sale is scheduled to be
                                                                                held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal granted    DATE(MM/DD/YYYY)                               Actual date that the dismissal or relief from stay
                                                                                order is entered by the bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted          DATE(MM/DD/YYYY)                               Actual date of acceptance of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received          DATE(MM/DD/YYYY)                               Actual date of receipt of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value                NUMBER(10,2)                                   Value obtained typically from a BPO prior to
                                                                                foreclosure referral not related to loss mitigation
                                                                                activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source         VARCHAR2(15)       BPO=Broker's Price Opinion  Name of vendor or management company that provided
                                 Appraisal=Appraisal                            the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date           DATE(MM/DD/YYYY)                               Date that the delinquency valuation amount was
                                                                                completed by vendor or property management company.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-2

------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag                 VARCHAR2(2)        Y= 90+ delinq. Not in FC,   Servicer defined indicator that indentifies
                                                       Bky or Loss mit          that the loan is delinquent but is not
                                                    N= Less than 90 days        involved in loss mitigation, foreclosure,
                                                       delinquent               bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag                 VARCHAR2(2)        Y= Active foreclosure       Servicer defined indicator that identifies that
                                                    N= No active foreclosure    the loan is involved in foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance        NUMBER(10,2)                                   Total of all cumulative expenses advanced by the
                                                                                servicer for non-escrow expenses such as but not
                                                                                limited to: FC fees and costs, bankruptcy fees and
                                                                                costs, property preservation and property
                                                                                inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney             DATE(MM/DD/YYYY)                               Actual date that the loan was referred to local
referral date                                                                   counsel to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation amount     NUMBER(15,2)                                   Value obtained during the foreclosure process.
                                                                                Usually as a result of a BPO and typically used to
                                                                                calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date       DATE(MM/DD/YYYY)                               Date that foreclosure valuation amount was completed
                                                                                by vendor or property management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation source     VARCHAR2(80)       BPO=Broker's Price Opinion  Name of vendor or management company that provided
                                 Appraisal=Appraisal                            the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted date      DATE(MM/DD/YYYY)                               Actual date that the FHA 27011A claim was submitted
                                                                                to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted date     DATE(MM/DD/YYYY)                               Actual date that the FHA 27011B claim was submitted
                                                                                to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number          VARCHAR2(15)                                   Number that is assigned individually to the loan by
                                                                                either HUD or VA at the time of origination. The
                                                                                number is located on the Loan Guarantee
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-3

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Certificate (LGC) or the Mortgage Insurance
                                                                                Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received date   DATE(MM/DD/YYYY)                               Actual date that funds were received from HUD as a
                                                                                result of transmitting the 27011A claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale date     DATE(MM/DD/YYYY)                               Actual date that the foreclosure sale was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number             VARCHAR2(15)                                   Individual number that uniquely identifies loan as
                                                                                defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type                        VARCHAR2(2)            1=FHA Residential       Type of loan being serviced generally defined by
                                 2=VA Residential       3=Conventional w/o PMI  the existence of certain types of insurance. (ie:
                                 4=Commercial           5=FHA Project           FHA, VA, conventional insured, conventional
                                 6=Conventional w/PMI   7=HUD 235/265           uninsured, SBA, etc.)
                                 8=Daily Simple         9=Farm Loan
                                   Interest Loan        U=Unknown
                                 S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date           DATE(MM/DD/YYYY)                               The date determined that the servicer and mortgagor
                                                                                agree to pursue a defined loss mitigation
                                                                                alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag                    VARCHAR2(2)       Y=Active loss mitigation     Servicer defined indicator that identifies that
                                 N=No active loss mitigation                    the loan is involved in completing aloss mitigation
                                                                                alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date            DATE(MM/DD/YYYY)                               The date that the mortgagor is denied loss
                                                                                mitigation alternatives or the date that the loss
                                                                                mitigation alternative is completed resulting in a
                                                                                current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-4

------------------------------------------------------------------------------------------------------------------------------------
Loss mit type                    VARCHAR2(2)            L= Loss Mitigation      The defined loss mitigation alternative identified
                                 LT=Ligitation pending  NP=Pending              on the loss mit approval date.
                                 CH=Charge off             non-performing sale
                                 FB=Forbearance plan    DI=Deed in lieu
                                 PC=Partial claim       MO=Modification
                                 SH=Short sale          VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value                   NUMBER(10,2)                                   Value obtained typically from a BPO prior to
                                                                                foreclosure sale intended to aid in the completion
                                                                                of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date              DATE(MM/DD/YYYY)                               Name of vendor or management company that provided
                                                                                the loss mitigation valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value source            VARCHAR2(15)       BPO=Broker's Price Opinion  Date that the lost mitigation valuation amount
                                 Appraisal=Appraisal                            was completed by vendor or property management
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number            VARCHAR2(15)                                   A number that is assigned individually to the loan
                                                                                by the PMI company at the time of origination.
                                                                                Similar to the VA LGC/FHA Case Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                        NUMBER(7,7)                                    The current premium paid to the PMI company for
                                                                                Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status                 VARCHAR2(1)        O=Owner occupied            The most recent status of the property regarding
                                 T=Tenant occupied  U=Unknown                   who if anyone is occupying the property.  Typically
                                 V=Vacant                                       a result of a routine property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancydate/               DATE(MM/DD/YYYY)                               The date that the most recent occupancy status
Occupancy status date                                                           was determined. Typically the date of the most
                                                                                recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-5

------------------------------------------------------------------------------------------------------------------------------------
Original loan amount             NUMBER(10,2)                                   Amount of the contractual obligations (ie: note and
                                                                                mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value amount            NUMBER(10,2)                                   Appraised value of property as of origination
                                                                                typically determined through the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date                 DATE(MM/DD/YYYY)                               Date that the contractual obligations (ie: note and
                                                                                mortgage/deed of trust) of the mortgagor was
                                                                                executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received date   DATE(MM/DD/YYYY)                               Actual date that funds were received fro HUD as a
                                                                                result of transmitting the 27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date           DATE(MM/DD/YYYY)                               The post petition due date of a loan involved in a
                                                                                chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition               VARCHAR2(2)      1= Excellent    2=Good        Physical condition of the property as most recently
                                                  3=Average       4=Fair        reported to the servicer by vendor or property
                                                  5=Poor          6=Very poor   management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type                    VARCHAR2(2)               1= Single family     Type of property secured by mortgage such as:
                                 2= Town house             3= Condo             single family, 2-4 unit, etc.
                                 4= Multifamily            5= Other
                                 6= Prefabricated          B= Commercial
                                 C= Land only              7= Mobile home
                                 U= Unknown                D= Farm
                                 A= Church                 P= PUD
                                 R= Row house              O= Co-op
                                 M= Manufactured housing   24=2-4 family
                                 CT=Condotel               MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-6

------------------------------------------------------------------------------------------------------------------------------------
Reason for default               VARCHAR2(3)                                    Cause of delinquency as identified by mortgagor.
                                 001=Death of principal mtgr
                                  02=Illness of principal mtgr
                                 003=Illness of mtgr's family member
                                 004=Death of mtgr's family member
                                 005=Marital difficulties
                                 006=Curtailment of income
                                 007=Excessive obligations
                                 008=Abandonment of property
                                 009=Distant employee transfer
                                 011=Property problem
                                 012=Inability to sell property
                                 013=Inability to rent property
                                 014=Military service
                                 015=Other
                                 016=Unemployment
                                 017=Business failure
                                 019=Casualty loss
                                 022=Energy-Environment costs
                                 023= Servicing problems
                                 026= Payment adjustment
                                 027=Payment dispute
                                 029=Transfer ownership pending
                                 030=Fraud
                                 031=Unable to contact borrower
                                 INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value               NUMBER(10,2)                                   The projected value of the property that is adjusted
                                                                                from the "as is" value assuming necessary repairs
                                                                                have been made to the property as determined by the
                                                                                vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price                   NUMBER(15,2)                                   The most recent listing/pricing amount as updated by
adjustment amount                                                               the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment date   DATE(MM/DD/YYYY)                               The most recent date that the servicer advised the
                                                                                agent to make an adjustment to the REO listing
                                                                                price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)                NUMBER(10,2)                                   The value of the property without making any repairs
                                                                                as determined by the vendor/property management
                                                                                copmany.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-7

------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date          DATE(MM/DD/YYYY)                               The actual date that the sale of the REO property
                                                                                closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                         VARCHAR2(7)                Y=Active REO        Servicer defined indicator that identifies
                                 N=No active REO                                that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date           DATE(MM/DD/YYYY)                               The initial/first date that the property was listed
                                                                                with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price          NUMBER(15,2)                                   The initial/first price that was used to list the
                                                                                property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds           NUMBER(10,2)                                   The actual REO sales price less closing costs paid.
                                                                                The net sales proceeds are identified within the
                                                                                HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price                  NUMBER(10,2)                                   Actual sales price agreed upon by both the purchaser
                                                                                and servicer as documented on the HUD1 settlement
                                                                                statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date         DATE(MM/DD/YYYY)                               The date that the sale of the REO property is
                                                                                scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date                   DATE(MM/DD/YYYY)                               Date that the vendor or management company completed
                                                                                the valuation of the property resulting in the REO
                                                                                value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source                 VARCHAR2(15)       BPO=Broker's Price Opinion  Name of vendor or management company that
                                 Appraisal=Appraisal                            provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date             DATE(MM/DD/YYYY)                               The due date of the first scheduled payment due
                                                                                under a forbearance or repayment plan agreed to by
                                                                                both the mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-8

------------------------------------------------------------------------------------------------------------------------------------
Repay next due date              DATE(MM/DD/YYYY)                               The due date of the next outstanding payment due
                                                                                under a forbearance or repayment plan agreed to by
                                                                                both the mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                       DATE(MM/DD/YYYY)                               The servicer defined date upon which the servicer
broken/reinstated/closed date                                                   considers that the plan is no longer in effect as
                                                                                a result of plan completion or mortgagor's failure
                                                                                to remit payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date          DATE(MM/DD/YYYY)                               The date that both the mortgagor and servicer agree
                                                                                to the terms of a forebearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number                  NUMBER(9)                                      Individual number that uniquely identifies loan as
                                                                                defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance balance   NUMBER(10,2)                                   The positive or negative account balance that is
                                                                                dedicated to payment of hazard insurance, property
                                                                                taxes, MI, etc. (escrow items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter received   DATE(MM/DD/YYYY)                               The actual date that the title approval was received
date                                                                            as set forth in the HUD title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date        DATE(MM/DD/YYYY)                               The actual date that the title package was submitted
                                                                                to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received date     DATE(MM/DD/YYYY)                               The actual date that funds were received by the
                                                                                servicer from the VA for the expense claim submitted
                                                                                by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date          DATE(MM/DD/YYYY)                               The actual date that the expense claim was submitted
                                                                                by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received amount   NUMBER(15,2)                                   The amount of funds received by the servicer from VA
                                                                                as a result of the
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-9

------------------------------------------------------------------------------------------------------------------------------------
                                                                                specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received date     DATE(MM/DD/YYYY)                               The date that the funds from the specified bid were
                                                                                received by the servicer from the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date            DATE(MM/DD/YYYY)                               Actual date that the Notice of Election to Convey
                                                                                was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code                         VARCHAR2(5)                                    US postal zip code that corresponds to property
                                                                                location.
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status code     VARCHAR2(3)                09=Forbearance      The code that is electronically reported to
                                 17=Preforeclosure sale     24=Drug seizure     FNMA by the servicer that reflects the current
                                 26=Refinance               27=Assumption       defaulted status of a loan. (ie: 65, 67, 43 or 44)
                                 28=Modification            29=Charge-off
                                 30=Third-party sale        31=Probate
                                 32=Military indulgence     43=Foreclosure
                                 44=Deed-in-lieu            49=Assignment
                                 61=Second lien             62=VA no-bid
                                    considerations
                                 63=VA Refund               64=VA Buydown
                                 65=Ch. 7 bankruptcy        66=Ch. 11 bankruptcy
                                 67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason code     VARCHAR2(3)                                    The code that is electronically reported to FNMA
                                 001=Death of principal mtgr                    by the servicer that describes the circumstance
                                 002=Illness of principal mtgr                  that appears to be the primary contributing factor
                                 003=Illness of mtgr's family member            to the delinquency.
                                 004=Death of mtgr's family member
                                 005=Marital difficulties
                                 006=Curtailment of income
                                 007=Excessive obligations
                                 008=Abandonment of property
                                 009=Distant employee transfer
                                 011=Property problem
                                 012=Inability to sell property
                                 013=Inability to rent property
                                 014=Military service
                                 015=Other
                                 016=Unemployment
                                 017=Business failure
                                 019=Casualty loss
                                 022=Energy-Environment costs
                                 023=Servicing problems
                                 026=Payment adjustment
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-10

------------------------------------------------------------------------------------------------------------------------------------
                                 027=Payment dispute
                                 029=Transfer ownership pending
                                 030=Fraud
                                 031=Unable to contact borrower
                                 INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance                 NUMBER(10,2)                                   Money submitted to the servicer, credited to the
                                                                                mortgagor's account but not allocated to principal,
                                                                                interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance        NUMBER(10,2)                                   Money held in escrow by the mortgage company through
                                                                                completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number                  NUMBER (10,2)                                  Unique number assigned to a group of loans in the
                                                                                servicing system.
------------------------------------------------------------------------------------------------------------------------------------


                                     D-2-11

                                    EXHIBIT L

                               TRANSACTION PARTIES

Trustee: Citibank, N.A.

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: N/A

Servicers: Aurora Loan Services LLC, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, SunTrust Mortgage, Inc., and Wells Fargo Bank, N.A.

Originators: Commercial Federal Mortgage Corporation, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, GreenPoint Mortgage Funding, Inc., NBC Mortgage, Realty Mortgage Corporation, SouthTrust Corporation, SunTrust Mortgage, Inc., and Wells Fargo Bank, N.A

Custodian:  Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.


                                     L-1-1

                                    EXHIBIT M

              EXHIBIT REGARDING SERVICING CRITERIA TO BE ADDRESSED
                      IN REPORT ON ASSESSMENT OF COMPLIANCE

Well Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attn. : John B. Brown, MAC x2401-042

Well Fargo Bank, N.A.
7430 New Technology Way
Attn. : Structured Finance Manager, MAC x3906-012

Well Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attn. : General Counsel, MAC x2401-06T

      Reference is made to that certain Seller's Warranties and Servicing Agreement, dated as of January 1, 2006 (the "Agreement"), by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A. relating to the servicing of Mortgage Loans (as defined in the Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement. This is delivered pursuant to Section 6.06 of the Agreement.

      The assessment of compliance to be delivered by Wells Fargo Bank, N.A. shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria", as identified by a mark in the column titled "Applicable Servicing Criteria":

-------------------------------------------------------------------------------------------------------------------------------
   Reg AB                                Servicing Criteria                                       Applicable     Inapplicable
  Reference                                                                                       Servicing       Servicing
                                                                                                   Criteria        Criteria
-------------------------------------------------------------------------------------------------------------------------------
                                   General Servicing Considerations
-------------------------------------------------------------------------------------------------------------------------------
                     Policies and procedures are instituted to monitor any                            X
                     performance or X other triggers and events of default in
1122(d)(1)(i)        accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     If any material servicing activities are outsourced to third parties,            X
                     policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)       performance and compliance with such servicing activities.
-------------------------------------------------------------------------------------------------------------------------------
                     Any requirements in the transaction agreements to maintain a back-up                             X
1122(d)(1)(iii)      servicer for the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------------------------------------
                     A fidelity bond and errors and omissions policy is in                            X
                     effect on the party participating in the servicing
                     function throughout the reporting period in the amount of
                     coverage required by and otherwise in accordance
1122(d)(1)(iv)       with the terms of the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Reg AB                              Servicing Criteria con't                                   Applicable     Inapplicable
  Reference                                                                                       Servicing       Servicing
                                                                                                   Criteria        Criteria
-------------------------------------------------------------------------------------------------------------------------------
                                  Cash Collection and Administration
-------------------------------------------------------------------------------------------------------------------------------
                     Payments on mortgage loans are deposited into the appropriate custodial          X
                     bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified
1122(d)(2)(i)        in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Disbursements made via wire transfer on behalf of an obligor or to an            X
1122(d)(2)(ii)       investor are made only by authorized personnel.
-------------------------------------------------------------------------------------------------------------------------------
                     Advances of funds or guarantees regarding collections, cash
                     flows or distributions, and any interest or other fees                           X
                     charged for such advances, are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)      agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     The related accounts for the transaction, such as cash reserve accounts          X
                     or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv)       forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Each custodial account is maintained at a federally insured                      X
                     depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)        Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.            X
-------------------------------------------------------------------------------------------------------------------------------
                     Reconciliations are prepared on a monthly basis for all asset-backed             X
                     securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                     mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other
1122(d)(2)(vii)      number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                                  Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------------------------------
                     Reports to investors, including those to be filed with the Commission,           X
                     are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                     agree with investors' or the trustee's records as to the total unpaid
1122(d)(3)(i)        principal balance and number of mortgage loans serviced by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
                     Amounts due to investors are allocated and remitted in accordance with           X
                     timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)       transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Disbursements made to an investor are posted within two                          X
                     business days to the Servicer's investor records, or such
1122(d)(3)(iii)      other number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Amounts remitted to investors per the investor reports                           X
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Reg AB                               Servicing Criteria con't                                  Applicable     Inapplicable
  Reference                                                                                        Servicing      Servicing
                                                                                                   Criteria        Criteria
-------------------------------------------------------------------------------------------------------------------------------
                                       Pool Asset Administration
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as                        X
                     required by the transaction agreements or related
                     mortgage loan documents.
-------------------------------------------------------------------------------------------------------------------------------
                     Mortgage loan and related documents are safeguarded as required by the           X
1122(d)(4)(ii)       transaction agreements
-------------------------------------------------------------------------------------------------------------------------------
                     Any additions, removals or substitutions to the asset pool are made,             X
                     reviewed and approved in accordance with any conditions or requirements
1122(d)(4)(iii)      in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Payments on mortgage loans, including any payoffs, made in                       X
                     accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)       documents.
-------------------------------------------------------------------------------------------------------------------------------
                     The Servicer's records regarding the mortgage loans agree with the               X
1122(d)(4)(v)        Servicer's records with respect to an obligor's unpaid principal balance.
-------------------------------------------------------------------------------------------------------------------------------
                     Changes with respect to the terms or status of an obligor's                      X
                     mortgage loans (e.g., loan modifications or re-agings)
                     are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related
1122(d)(4)(vi)       pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------
                     Loss mitigation or recovery actions (e.g., forbearance                           X
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
1122(d)(4)(vii)      transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Records documenting collection efforts are maintained                            X
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
-------------------------------------------------------------------------------------------------------------------------------
                     Adjustments to interest rates or rates of return for mortgage loans with         X
1122(d)(4)(ix)       variable rates are computed based on the related mortgage loan documents.
-------------------------------------------------------------------------------------------------------------------------------
                     Regarding any funds held in trust for an obligor (such as escrow                 X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction
1122(d)(4)(x)        agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Payments made on behalf of an obligor (such as tax or                            X
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)       number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Reg AB                             Servicing Criteria con't                                  Applicable     Inapplicable
  Reference                                                                                      Servicing      Servicing
                                                                                                 Criteria        Criteria
-------------------------------------------------------------------------------------------------------------------------------
                                    Pool Asset Administration con't
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment                        X
                     to be made on behalf of an obligor are paid from the
                     Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an obligor are posted                            X
                     within two business days to the obligor's records
                     maintained by the servicer, or such other
1122(d)(4)(xiii)     number of days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Delinquencies, charge-offs and uncollectible accounts are recognized and         X
1122(d)(4)(xiv)      recorded in accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                     Any external enhancement or other support, identified in                                         X
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation
                     AB, is maintained as set forth in the transaction
1122(d)(4)(xv)       agreements.
-------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE I

                             Mortgage Loan Schedule

                             [Intentionally omitted]



















                                   Schedule I